401(k) Plan	12 Months Ended
Dec. 31, 2016
Defined Contribution Plan [Abstract]
401(k) Plan

12. 401(k) Plan

Effective June 1, 2004, the Company adopted a defined contribution retirement plan under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees. Eligible employees may contribute amounts to the plan, via payroll withholdings, subject to certain limitations. The plan permits, but does not require, additional matching contributions to the plan by the Company on behalf of the participants in the plan. The Company incurred approximately $145,000 and $175,000 relating to retirement contributions for the years ended December 31, 2016 and 2015, respectively.